                                                                   Exhibit 10.14

                        FIRST AMENDMENT TO GROUND LEASE
                        -------------------------------


     THIS FIRST AMENDMENT TO GROUND LEASE (this "Amendment") dated as of April 16, 1999 ("Effective Date") is made and entered into by and between THE PEOPLES GAS LIGHT AND COKE COMPANY, and Illinois corporation ("Lessor"), and ELWOOD ENERGY LLC, a Delaware limited liability company ("Lessee") under the following circumstances:

     A. By that certain Ground Lease dated September 30, 1998 (the "Lease"), Lessor agreed to demise and lease to Lessee and Lessee agreed to lease from Lessor the "Premises" as legally described on Exhibit A thereto.

     B. Lessor and Lessee now desire to amend the Lease to change the boundaries of the Premises such that (i) Lessee shall lease from Lessor an additional 2.788 acres of Lessor's property depicted as Parcel 3 on Exhibit B
                                                                    ---------
attached hereto and made a part hereof, and (ii) Lessor and Lessee shall cancel and terminate the Lease as to a portion of the Premises consisting of approximately 0.2114 acres in the aggregate which is depicted as Parcel 1 and Parcel 2 on Exhibit B attached hereto and made a part hereof (the "Surrender
            ---------
Premises").

     NOW, THEREFORE, in consideration of the covenants and agreements hereinafter contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.  Capitalized terms used and not otherwise defined herein
          -----------
have the meanings ascribed to them in the Lease.

     2.   Amendments to Lease.  The Lease is hereby amended as follows:
          -------------------

          (a) The legal description of the Premises set forth in Exhibit A to the Lease is hereby amended and restated in its entirety as set forth in Exhibit
                                                                         -------
A to this Amendment.
-

          (b)  The definition of "basic rent" is hereby amended to mean
$321,975.

          (c) All references to the "Property" in the Purchase and Sale Agreement attached to the Lease as Exhibit C shall be deemed to mean and refer to Premises as amended by this amendment.

     3.   Surrender Premises.  Lessor and Lessee agree that the Lease is hereby
          ------------------
canceled and terminated and the term thereby demised brought to an end with respect to the Surrender Premises with the same force and effect as if the term of the Lease were in and by the provisions thereof fixed to expire on the Effective Date with respect to the Surrender Premises. Without limiting the generality of the foregoing, Lessee agrees to quit and surrender the Surrender Premises to Lessor in such condition as provided for in Article 22 of the Lease and that Lessor shall have the right to re-enter the Surrender Premises as of the Effective Date, as fully as it would or could have done if that were the date provided for in the expiration of the term of the Lease.

     4.   ICC Approval Contingency. Notwithstanding anything contained herein to
          ------------------------
the contrary, each of Lessor's and Lessee's rights and obligations under this Amendment are expressly subject to and contingent upon the earlier to occur of
(a) the issuance by the ICC of an interim order permitting and approving this Amendment in form and substance reasonably satisfactory to Lessor and Lessee, or
(b) the assignment by Lessor of Lessor's rights and obligations under the Lease and this Amendment, in accordance with the provisions of the Lease, to any individual, corporation, partnership, limited liability company or other entity that results in the issuance of such interim order being unnecessary, in the reasonable opinion of Lessor's legal counsel and Lessee's legal counsel.

     5.   Successors and Assigns. This Amendment shall be binding upon and inure
          ----------------------
to the benefit of the parties hereto and their respective successors and assigns.

     6.   Effect of Amendment. Except as expressly set forth in this Amendment,
          -------------------
all of the terms and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the Effective Date.


                         LESSOR:
                         ------

                         THE PEOPLES GAS LIGHT AND COKE COMPANY, an Illinois corporation


                         By:  /s/ C.L. Thompson
                              ---------------------------------
                              Title: Vice President
                                     --------------------------



                         LESSEE:
                         ------

                         ELWOOD ENERGY LLC, a Delaware limited liability corporation


                         By:  /s/ Ronald D. Usher
                              ---------------------------------
                              Title:  General Manager
                                      -------------------------

                                   EXHIBIT A

                       Legal Description of the Premises
                       ---------------------------------


THAT PART OF THE SOUTHEAST QUARTER OF SECTION 7, TOWNSHIP 34 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF THE SAID SOUTHEAST QUARTER; THENCE SOUTH 90 DEGREESS 00 MINUTES 00 SECONDS WEST 1202.35 FEET, ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER, TO THE POINT OF BEGINNING; THENCE NORTH 00 DEGRESS 00 MINUTES 00 SECONDS EAST 454.00 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST
84.23 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 781.04 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 80.00 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 402.23 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 423.52 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST 113.03 FEET; THENCE SOUTH 02 DEGREES 35 MINUTES 36 SECONDS EAST
409.99 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 42.00 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST 298.57 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 100.73 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST 816.10 FEET, TO A POINT ON THE SAID SOUTH LINE OF THE SAID SOUTHEAST QUARTER; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST
711.93 FEET, ALONG THE SAID SOUTH LINE OF THE SOUTHEAST QUARTER, TO THE POINT OF BEGINNING, IN WILL COUNTY, ILLINOIS, CONTAINING 21.465 ACRES MORE OR LESS.

                                   EXHIBIT B

      Map and Legal Descriptions of Surrender Premises (Parcels 1 and 2)
      ------------------------------------------------------------------

                                   PARCEL 1
                                   --------

          THAT PART OF THE SOUTHEAST QUARTER OF SECTION 7, TOWNSHIP 34 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF THE SAID SOUTHEAST QUARTER; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 1202.35 FEET, ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 454.00 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 84.23 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 781.04 FEET, TO THE POINT OF BEGINNING; THENCE CONTINUNG NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 114.96 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 80.00 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST 114.96 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 80.00 FEET, TO THE POINT OF BEGINNING, IN WILL COUNTY, ILLINOIS, CONTAINING 0.211 ACRES MORE OR LESS.

                                   PARCEL 2
                                   --------

          THAT PART OF THE SOUTHEAST QUARTER OF SECTION 7, TOWNSHIP 34 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF THE SAID SOUTHEAST QUARTER; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 1202.35 FEET, ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 454.00 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 84.23 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 896.00 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 489.02 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST
145.89 FEET, TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST 89.45 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 4.05 FEET; THENCE NORTH 02 DEGREES 35 MINUTES 36 SECONDS WEST 89.54 FEET, TO THE POINT OF BEGINNING, IN WILL COUNTY, ILLINOIS, CONTAINING 0.0004 ACRES MORE OR LESS.


                                    [PLAT]

                                   PARCEL 3
                                   --------

          THAT PART OF THE SOUTHEAST QUARTER OF SECTION 7, TOWNSHIP 34 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF THE SAID SOUTHEAST QUARTER; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 1202.35 FEET, ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 454.00 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 84.23 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 896.00 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 80.00 FEET, TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 90 DEGREES 00 MINUTES 00 SECONDS WEST 409.02 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST 145.89 FEET; THENCE NORTH 02 DEGREES 35 MINUTES 36 SECONDS WEST 145.89 FEET; THENCE NORTH 02 DEGREES 35 MINUTES 36 SECONDS WEST
320.45 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONS EAST 113.03 FEET; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST 423.52 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST 287.27 FEET, TO THE POINT OF BEGINNING, IN WILL COUNTY, ILLINOIS, CONTAINING 2.788 ACRES MORE OR LESS.